Schwab Investments
Schwab Global Real Estate Fund

Portfolio Holdings as of November 30, 2024 (Unaudited)

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.6% OF NET ASSETS

Australia 6.7%
Charter Hall Group	72,374	743,865
Goodman Group	200,476	4,977,262
GPT Group	435,091	1,353,252
Scentre Group	3,107,480	7,475,732
Vicinity Ltd.	4,472,695	6,314,464
		20,864,575

Belgium 1.5%
Montea NV	18,782	1,325,462
Warehouses De Pauw CVA	146,395	3,239,193
		4,564,655

Brazil 0.3%
Construtora Tenda SA *	92,100	214,453
Iguatemi SA	172,944	550,438
		764,891

Canada 2.5%
Boardwalk Real Estate Investment Trust	65,651	3,348,081
Choice Properties Real Estate Investment Trust	215,370	2,150,546
H&R Real Estate Investment Trust	315,933	2,240,788
		7,739,415

China 1.3%
China Overseas Property Holdings Ltd.	2,440,000	1,639,410
China Resources Land Ltd.	474,000	1,416,966
Greentown China Holdings Ltd.	801,000	986,776
		4,043,152

France 2.4%
Covivio SA	104,296	5,721,097
Unibail-Rodamco-Westfield *	21,434	1,756,877
		7,477,974

Germany 1.9%
TAG Immobilien AG *	320,123	5,327,302
Vonovia SE	18,678	619,545
		5,946,847

Guernsey 1.3%
Sirius Real Estate Ltd.	3,772,926	4,159,947

Hong Kong 2.6%
CK Asset Holdings Ltd.	397,000	1,628,737
Link REIT	634,500	2,775,396
SECURITY	NUMBER OF SHARES	VALUE ($)
Sun Hung Kai Properties Ltd.	164,000	1,639,005
Wharf Real Estate Investment Co. Ltd.	762,000	2,053,845
		8,096,983

Indonesia 0.9%
Bumi Serpong Damai Tbk. PT *	4,196,900	264,872
Ciputra Development Tbk. PT	27,661,260	1,870,582
Pakuwon Jati Tbk. PT	20,082,900	529,798
		2,665,252

Ireland 0.1%
Glenveagh Properties PLC *	115,665	187,762

Japan 6.9%
Global One Real Estate Investment Corp.	1,754	1,157,430
Hulic Co. Ltd.	121,900	1,098,946
Hulic Reit, Inc.	1,814	1,611,229
Invincible Investment Corp.	4,961	2,109,767
Mitsubishi Estate Co. Ltd.	332,300	4,709,237
Mitsui Fudosan Co. Ltd.	152,200	1,275,933
Mori Trust Reit, Inc.	2,613	1,063,408
Nomura Real Estate Master Fund, Inc.	658	623,250
Sekisui House Reit, Inc.	7,317	3,575,333
Sumitomo Realty & Development Co. Ltd.	77,000	2,388,855
Tokyu REIT, Inc.	1,734	1,822,677
		21,436,065

Luxembourg 0.4%
Grand City Properties SA *	88,770	1,174,695

Malaysia 1.8%
Eco World Development Group Bhd.	5,301,400	2,256,006
Mah Sing Group Bhd.	4,078,500	1,545,604
Sime Darby Property Bhd.	1,850,000	597,603
SP Setia Bhd. Group	3,386,500	1,015,690
		5,414,903

Netherlands 0.2%
CTP NV	33,352	535,720

Philippines 0.2%
Ayala Land, Inc.	982,000	479,664
Robinsons Land Corp.	1,245,500	282,212
		761,876

Singapore 1.2%
CapitaLand Integrated Commercial Trust	992,200	1,452,935
Mapletree Pan Asia Commercial Trust	2,504,600	2,299,181
		3,752,116

Schwab Global Real Estate Fund
Portfolio Holdings (Unaudited) continued

SECURITY	NUMBER OF SHARES	VALUE ($)
Sweden 1.2%
Nyfosa AB	74,381	744,184
Pandox AB	164,758	2,908,726
		3,652,910

United Arab Emirates 2.3%
Emaar Development PJSC	996,789	3,084,859
Emaar Properties PJSC	1,569,089	4,081,966
		7,166,825

United Kingdom 2.5%
British Land Co. PLC	1,143,875	5,658,406
Land Securities Group PLC	259,066	1,986,856
		7,645,262

United States 61.4%
Alexander & Baldwin, Inc.	163,467	3,217,031
American Assets Trust, Inc.	213,588	6,074,443
American Homes 4 Rent, Class A	105,516	4,040,208
Americold Realty Trust, Inc.	180,418	4,304,773
AvalonBay Communities, Inc.	23,478	5,525,547
Brixmor Property Group, Inc.	251,131	7,551,509
COPT Defense Properties	136,866	4,509,735
CTO Realty Growth, Inc.	131,739	2,688,793
CubeSmart	76,922	3,812,254
Digital Realty Trust, Inc.	24,678	4,829,238
EastGroup Properties, Inc.	19,462	3,351,551
Empire State Realty Trust, Inc., Class A	401,150	4,396,604
EPR Properties	126,450	5,737,036
Equinix, Inc.	20,909	20,521,765
Equity Residential	53,203	4,078,542
Essential Properties Realty Trust, Inc.	32,006	1,091,405
Essex Property Trust, Inc.	28,349	8,801,231
Gaming & Leisure Properties, Inc.	56,850	2,934,028
SECURITY	NUMBER OF SHARES	VALUE ($)
Gladstone Commercial Corp.	189,369	3,334,788
Highwoods Properties, Inc.	33,374	1,083,320
Host Hotels & Resorts, Inc.	119,311	2,197,709
Innovative Industrial Properties, Inc.	20,279	2,210,817
Invitation Homes, Inc.	46,430	1,590,227
Iron Mountain, Inc.	40,656	5,027,928
Kite Realty Group Trust	8,968	247,248
Mid-America Apartment Communities, Inc.	19,224	3,155,812
National Health Investors, Inc.	68,875	5,279,269
Omega Healthcare Investors, Inc.	170,170	6,910,604
Peakstone Realty Trust	57,407	788,198
Plymouth Industrial REIT, Inc.	87,375	1,637,407
Prologis, Inc.	96,759	11,299,516
Public Storage	22,020	7,664,061
Realty Income Corp.	36,879	2,134,925
Ryman Hospitality Properties, Inc.	12,962	1,519,665
Sabra Health Care REIT, Inc.	154,981	2,902,794
Simon Property Group, Inc.	40,757	7,482,985
STAG Industrial, Inc.	51,937	1,910,762
Tanger, Inc.	23,450	866,947
UDR, Inc.	83,539	3,831,099
Ventas, Inc.	31,606	2,024,996
VICI Properties, Inc.	233,677	7,620,207
Welltower, Inc.	65,567	9,060,048
WP Carey, Inc.	10,270	586,006
		189,833,031
Total Common Stocks (Cost $263,157,841)		307,884,856
Total Investments in Securities (Cost $263,157,841)		307,884,856

*	Non-income producing security.

CVA —	Dutch Certificate
REIT —	Real Estate Investment Trust

Schwab Global Real Estate Fund
Portfolio Holdings (Unaudited) continued

The following is a summary of the inputs used to value the fund’s investments as of November 30, 2024 (see notes to portfolio holdings for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$203,033,004	$—	$—	$203,033,004
Australia	—	20,864,575	—	20,864,575
Belgium	—	4,564,655	—	4,564,655
China	—	4,043,152	—	4,043,152
France	—	7,477,974	—	7,477,974
Germany	—	5,946,847	—	5,946,847
Hong Kong	—	8,096,983	—	8,096,983
Indonesia	794,670	1,870,582	—	2,665,252
Ireland	—	187,762	—	187,762
Japan	—	21,436,065	—	21,436,065
Luxembourg	—	1,174,695	—	1,174,695
Malaysia	—	5,414,903	—	5,414,903
Philippines	—	761,876	—	761,876
Singapore	—	3,752,116	—	3,752,116
Sweden	2,908,726	744,184	—	3,652,910
United Arab Emirates	—	7,166,825	—	7,166,825
United Kingdom	—	7,645,262	—	7,645,262
Total	$206,736,400	$101,148,456	$—	$307,884,856

[1]	As categorized in the Portfolio Holdings.

Schwab Global Real Estate Fund
Notes to Portfolio Holdings (Unaudited)

Pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the 1940 Act), the Board of Trustees (the Board) has designated authority to a Valuation Designee, the fund’s investment adviser, to make fair valuation determinations under adopted procedures, subject to Board oversight. The investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and liabilities as well as to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. The Valuation Designee may utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
Securities held in the fund’s portfolio are valued every business day. The following valuation policies and procedures are used by the Valuation Designee to value various types of securities:
● Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
● Foreign equity security fair valuation: The Valuation Designee has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the valuation of the fund’s holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the Valuation Designee seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of the fund’s portfolio holdings and the net asset value (NAV) of the fund’s shares and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of the fund and that of its comparative index or benchmark.
● Securities for which no quoted value is available: The Valuation Designee has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, a security may be fair valued when it’s de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Fair value determinations are made in good faith in accordance with adopted valuation procedures. The Valuation Designee considers a number of factors, including unobservable market inputs, when arriving at fair value. The Valuation Designee may employ methods such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security.
In accordance with the authoritative guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States of America (GAAP), the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation methods used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If it is determined that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and the Valuation Designee’s judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
● Level 1 — quoted prices in active markets for identical investments — Investments whose values are based on quoted market prices in active markets. These generally include active listed equities, mutual funds, exchange-traded funds (ETFs) and futures contracts. Mutual funds and ETFs are classified as Level 1 prices, without consideration to the classification level of the underlying securities held which could be Level 1, Level 2 or Level 3 in the fair value hierarchy.
● Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include forward foreign currency exchange contracts, U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the valuation of the fund’s holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Valuation Designee has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.

Schwab Global Real Estate Fund
Notes to Portfolio Holdings (Unaudited) (continued)

● Level 3 — significant unobservable inputs (including the Valuation Designee’s assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not readily available for these securities, one or more valuation methods are used for which sufficient and reliable data is available. The inputs used in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated in the absence of market information. Assumptions used due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the fund’s investments as of November 30, 2024, are disclosed in the fund’s Portfolio Holdings.
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